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              SCHEDULE OF SERIES PORTFOLIOS OF SPDR(R) SERIES TRUST

Dated: March 3, 2008

EQUITY ETFS                                            FIXED INCOME ETFS
-----------                                            -----------------
SPDR(R) DJ Wilshire Total Market ETF                   SPDR(R) Lehman 1-3 Month T-Bill ETF
SPDR(R) DJ Wilshire Large Cap ETF                      SPDR(R) Lehman Intermediate Term Treasury ETF
SPDR(R) DJ Wilshire Large Cap Growth ETF               SPDR(R) Lehman Long Term Treasury ETF
SPDR(R) DJ Wilshire Large Cap Value ETF                SPDR(R) Barclays Capital TIPS ETF
SPDR(R) DJ Wilshire Mid Cap ETF                        SPDR(R) Lehman Aggregate Bond ETF
SPDR(R) DJ Wilshire Mid Cap Growth ETF                 SPDR(R) Lehman Municipal Bond ETF
SPDR(R) DJ Wilshire Mid Cap Value ETF                  SPDR(R) Lehman International Treasury Bond ETF
SPDR(R) DJ Wilshire Small Cap ETF                      SPDR(R) Lehman Short Term Municipal Bond ETF
SPDR(R) DJ Wilshire Small Cap Growth ETF               SPDR(R) Lehman California Municipal Bond ETF
SPDR(R) DJ Wilshire Small Cap Value ETF                SPDR(R) Lehman New York Municipal Bond ETF
SPDR(R) DJ Global Titans ETF                           SPDR(R) Lehman High Yield Bond ETF
DJ Wilshire REIT ETF                                   SPDR(R) DB International Government Inflation-
KBW Bank ETF                                              Protected Bond ETF
KBW Capital Markets ETF
KBW Insurance ETF
Morgan Stanley Technology ETF
SPDR(R) S&P(R) Dividend ETF
SPDR(R) S&P(R) Aerospace & Defense ETF*
SPDR(R) S&P(R) Biotech ETF
SPDR(R) S&P(R) Building & Construction ETF*
SPDR(R) S&P(R) Computer Hardware ETF*
SPDR(R) S&P(R) Computer Software ETF*
SPDR(R) S&P(R) Health Care Equipment ETF*
SPDR(R) S&P(R) Health Care Services ETF*
SPDR(R) S&P(R) Homebuilders ETF
SPDR(R) S&P(R) LeisureTime ETF*
SPDR(R) S&P(R) Metals & Mining ETF
SPDR(R) S&P(R) Oil & Gas Equipment & Services ETF
SPDR(R) S&P(R) Oil & Gas Exploration & Production ETF
SPDR(R) S&P(R) Outsourcing & IT Consulting ETF*
SPDR(R) S&P(R) Pharmaceuticals ETF
SPDR(R) S&P(R) Retail ETF
SPDR(R) S&P(R) Semiconductor ETF
SPDR(R) S&P(R) Telecom ETF*
SPDR(R) S&P(R) Transportation ETF*
KBW Regional Banking(SM) ETF
KBW Mortgage Finance(SM) ETF*

*    The fund is registered but not operational.